                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549
                                                           ----------------

                                                               FORM 8-K

                                                        CURRENT REPORT PURSUANT
                                                       TO SECTION 13 OR 15(d) OF
                                                  THE SECURITIES EXCHANGE ACT OF 1934

                                   Date of Report (Date of earliest event reported): March 14, 2002

                                                          CLARK/BARDES, INC.
                                        (Exact name of registrant as specified in its charter)

                                                     -----------------------------

                       000-24769                                                  52-2103926
                (Commission File Number)                             (I.R.S. Employer Identification No.)
                102 South Wynstone Drive                                            60010
               North Barrington, Illinois
        (Address of Principal Executive Offices)                                  (Zip Code)

                                  Registrant's telephone number, including area code: (847) 304-5800

                                                            Not Applicable
                                     (Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant.

        (a) On March 14, 2002, Clark/Bardes, Inc. (the “Registrant”) engaged Deloitte & Touche LLP (“Deloitte & Touche”) to serve as the Registrant’s independent public accountants for the fiscal year ending December 31, 2002. The Board of Directors of the Registrant acting upon the recommendation of the Audit Committee of the Board, approved the decision to change independent public accountants and the engagement of Deloitte & Touche for the fiscal year ending December 31, 2002. The appointment of Deloitte & Touche is subject to ratification by the Registrant’s shareholders at the 2002 annual meeting scheduled for April 30, 2002.

        (b) During the Registrant’s two most recent fiscal years ended December 31, 2001 and December 31, 2000, and through the date of this Form 8-K, the Registrant has not consulted with Deloitte & Touche with respect to: (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements; or (iii) any matter that was the subject of a disagreement (as defined in Item 304(a) (1) (iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1) (v) of Regulation S-K).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              Exhibit No.     Description
              -----------     -----------
              99              Press Release issued March 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 15, 2002                               CLARK/BARDES, INC.
                                                    (Registrant)

                                                  By:  /s/ Thomas M. Pyra
                                                      Thomas M. Pyra
                                                      Chief Financial Officer and
                                                      Chief Operating Officer

INDEX TO EXHIBIT

Exhibit No.       Description
99                Press Release issued March 15, 2002
EXHIBIT 99

FOR IMMEDIATE RELEASE: March 15, 2002

Clark/Bardes Inc announces engagement of Deloitte & Touche as auditor

        BARRINGTON, Ill.—March 15, 2002—Clark/Bardes, Inc. (NYSE: CBC), parent company to Clark/Bardes Consulting, a national firm focused on helping companies keep their best people by providing a full array of executive compensation and benefit solutions, today announced it has engaged Deloitte & Touche LLP as its independent public accountants, subject to ratification by Clark/Bardes stockholders, for the fiscal year 2002. This appointment concludes a rigorous selection process that was initiated mid-2001 with the move of the Company’s accounting relationship from Dallas to its corporate headquarters in North Barrington, IL.

        “We are very pleased to have Deloitte & Touche as our auditors,” stated Thomas Pyra, CFO and COO of Clark/Bardes, Inc. “They did an excellent job in demonstrating the value they bring to the integrity of our financials and they have assembled an excellent team. We look forward to our relationship with them.”

        Founded in 1967, Clark/Bardes Consulting is a firm with expertise in executive compensation and benefit design, funding and plan administration. With more than 3,600 corporate, healthcare and banking clients, the company’s primary purpose is helping companies keep their best people. The Company’s market consolidation strategy calls for strategic acquisitions that provide earnings accretion, new product lines, renewal revenue streams, and market penetration.

All statements other than statements of historical fact included in this news release are forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, such as difficulties associated with changes in tax legislation, dependence on key producers, the Company’s dependence on persistency of existing business, credit risk related to renewal revenue, acquisition risks, competitive factors and pricing pressures, dependence on certain insurance companies, changes in legal and regulatory requirements and general economic conditions. Such statements reflect the current views of the Company’s management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph. Further information may be obtained at the Company’s Internet site: http://www.clarkbardes.com.